 20 April 2016  Annual Shareholders MeetingOglebay Park, Wheeling, WV
 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s 2015 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. WesBanco does not assume any duty to update forward-looking statements.  Forward-Looking Statements  *

 James C. Gardill  Chairman of the Board

2015 in Review: Operational Highlights

- Grew to $8.5 billion in total assets with completion of our largest acquisition to-date – ESB Financial Corporation
- Strong expense management delivered positive operating leverage and continued improvement in efficiency ratio
- Generated solid returns on average tangible assets and average tangible equity of 1.08% and 14.58% (excluding merger-related costs)
- Maintained strong capital position with both consolidated and bank-level regulatory capital ratios well above applicable, revised "well-capitalized" standards promulgated by bank regulators and BASEL III capital standards
- Continued recognition by the financial press
  - Named one of the best banks in America by a leading financial magazine
  - One of only 25 U.S. banking institutions named to KBW Honor Roll
  - Top 100 Bank Performance Scorecard ranking by Bank Director magazine
  - Regularly achieve "five-star" ratings from Bauer Financial

Note: financial data as of year ending 12/31/2015, which reflects impact of the ESB merger, and compared the year ending 12/31/2014; efficiency ratio, ROAA, and ROATE are non-GAAP measures, please see the reconciliations to GAAP results in the appendix of the Q1 2016 investor presentation on www.wesbanco.com

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 *  2015 in Review: Financial Highlights  Net income up 24.2% to $88MM (excluding merger-related costs)6.8% organic loan growth since 12/31/2014 (exclusive of ESB merger)Non-interest income increased 8.7% year-over-year driven by higher e-banking and deposit fees, trust and brokerage fees, and other incomePositive operating leverage of 1.5x driven by a core focus on return on investment, allowing a strong efficiency ratio of 57.1%, improved 254 basis points compared to a year agoContinued improvement in asset quality as non-performing loans to total loans ratio of 1.04%, improved 21 basis points from a year agoLoan pipelines in 2016 remain robust  Note: financial data as of year ending 12/31/2015, which reflects impact of the ESB merger, and compared the year ending 12/31/2014; please see the reconciliations to GAAP results in the appendix of the Q1 2016 investor presentation on www.wesbanco.com

 Executive  Position  Years inBanking  Years atWSBC  James Gardill  Chairman of the Board  44*  44  Todd Clossin  President & Chief Executive Officer  32  3  Robert Young  EVP & Chief Financial Officer  30  15  Ivan Burdine  EVP & Chief Credit Officer  36  3  Jonathan Dargusch  EVP – Wealth Management  35  6  Jay Zatta  EVP – Chief Lending Officer  30  8  Lynn Asensio  EVP – Retail Administration  38  11  Michael Perkins  EVP – Chief Risk & Admin Officer  21  21  Experienced and Stable Management Team  * as legal counsel to WesBancoNote: all key operating executives listed have large firm experience  *

 *  141 Banking Centers

 *  Balance Sheet Growth: Assets, Deposits, Capital  Note: financial data as of periods ending 12/31; reflects Fidelity Bancorp merger (Nov-2012) and ESB Financial merger (Feb-2015)  CAGR = 10%  Total Assets  Total Deposits  Total Shareholders Equity  ($MM)  ($MM)  ($MM)  Fidelity  ESB  Fidelity  ESB  Fidelity  ESB  CAGR = 8%  CAGR = 13%

 *  Fee-Based Services  Solid, and growing, non-interest income generationEstablished wealth management, insurance, and private banking services are keys to fee income strategyOperating fee-based revenue contributed 24% of net revenue in 2015  Note: financial data as of quarter ending 12/31/2015; operating non-interest income (excludes gain/loss on securities and sale of OREO property) is a non-GAAP measure, please see the reconciliations to GAAP results in the appendix of the Q1 2016 investor presentation on www.wesbanco.com   Operating Fee-Based Services Revenue ($MM)

Historical Growth – Setting the Stage for the Future

Ohio Market

- 1992: entered Ohio with acquisition of First National Bank of Barnesville
- 2002: entered Columbus market with acquisition of Wheeling National Bank (American Bancorporation)
- 2004 – 2009: continued expansion in Southeast and Southwest Ohio
  - 2004: Western Ohio Financial Corporation of Springfield
  - 2005: Winton Savings & Loan Co. in Cincinnati
  - 2007: Oak Hill Financial in Jackson
  - 2009: five Columbus banking offices of AmTrust Bank

Pennsylvania Market

- 2002: entered Western Pennsylvania market with American Bancorporation acquisition
- 2012: entered Pittsburgh market with acquisition of Fidelity Bancorp
- 2015: continued expansion in Western Pennsylvania to achieve top ten market share with acquisition of ESB Financial Corporation

The Future …. continued expansion in contiguous markets within a five to six hour driving radius of our Wheeling, WV headquarters

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 *  Market Expansion – Population Growth  2012 - 2015  2002 - 2009  1870 - 2002  Source: SNL Financial

 2012 - 2015  2002 - 2009  1870 - 2002  *  Market Expansion – Median Net Worth  Source: SNL Financial

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Todd F. Clossin  President and Chief Executive Officer

Talent from ESB Financial Merger

- Expanded the talent base of the combined company

- Dan Swartz
  - Vice President & Regional Marketing Officer
  - Marketing and Digital Delivery

- Ron Mannarino
  - Vice President, Profitability
  - Asset Liability Management

- Rocco Abbatangelo
  - Senior Vice President
  - WesBanco Insurance Services – Title Insurance

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Talent from Previous Mergers

- American Bancorporation (WV)
  - Brent Richmond, Executive Vice President, Treasury & Strategic Planning
  - Mark Krupinski, Senior Vice President & Chief Information Officer

- Fidelity Bancorp (PA)
  - Mike Mooney, Market President, Western Pennsylvania
  - Tony Rocco, Senior Vice President, District Manager Western Pennsylvania

- First Fidelity Bancorp (WV)
  - Darlene Singleton, Senior Vice President, Loan Operations
  - Steve Lawrence, Senior Vice President & Chief Internal Auditor

- Oak Hill Financial (OH)
  - Lori Michael, Market President, Southeast Ohio
  - Mikeal Mullins, Senior Vice President, Vendor Management and Business Continuity Management

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 *  2016 Challenges  Global growth concerns due to lower oil prices and an economic slowdown in many parts of the worldTiming and pace of future Federal Reserve interest rate increases continue to remain uncertain – expect continued low interest rates with flat yield curve monetary policiesIntensifying competition for loan growth with deteriorating competitor lending standards and pricingContinued focus on expense management to help offset rising regulatory, healthcare, and lengthening deposit base costs  WesBanco continues to position itself for long-term growth while planning for a wide variety of possible interest rate scenarios during the coming years

2016 Business Plan and Initiatives

- Improving financial performance without taking significant additional risk
- Anticipating mid-single digit overall loan growth
- Maintaining asset and liability pricing discipline
- Providing superior service across all customer channels
- Effectively and efficiently delivering entire product suite across footprint
- Continue to control discretionary expenses

Focused on long-term success of WesBanco, its shareholders, employees, and customers

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Key Differentiators

- Growing financial services company with a community bank at its core
  - Diversified revenue growth engines with a critical focus on credit quality
  - Well-balanced loan and deposit distribution across footprint
  - Robust legacy market share combined with three major metropolitan markets
  - Top ten market share in the Pittsburgh and Columbus MSAs
  - Strong legacy of credit and risk management

- Solid, and growing, non-interest income generation
  - $3.6B of assets under management through our 100-year old trust business
    - $900MM AUM through our proprietary mutual funds, the *WesMark Funds*

- Focus on cross-selling – average cross-sell ratio on new consumer relationships has increased from 3.25 to 4.3 over the past several years

- Strong expense management culture with an efficiency ratio of 57.1%

Well-positioned for continued, high-quality growth

Note: financial data as of year ending 12/31/2015; market share based on MSAs (source: SNL); cross-sale data is measured 90 days after relationship opening and reflects Sep-2015 compared to Oct-2013; please see the efficiency ratio reconciliation in the appendix of the Q1 2016 investor presentation on www.wesbanco.com

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Returning Value to Shareholders  Since 2010, dividend has increased 71%4Q15 dividend payout ratio 38.3%, compared to 33.7% for SNL $5-10B bank peer group4Q15 dividend yield 3.28%, compared to 2.49% for SNL $5-10B bank peer group  *  Dividends per Share ($)  Note: dividend increase is through Feb-16 announced dividend increase; WSBC dividend yield based upon 2/2/16 closing stock price of $28.09; SNL bank peer group dividend data as of 3Q2015

 Well-positioned for continued, high-quality growth withstrong upside market appreciation potential  *  Investment Rationale  Diversified and well-balanced financial services company, with a community bank at its coreDisciplined growth, balanced by a fundamental focus on expense management, that delivers positive operating leverage and increases shareholder valueStrong legacy of credit and risk managementFavorable asset quality when compared to regional and national peersWell-defined growth strategies for long-term success of key stakeholders Focus on returning value to shareholders

 Stock Performance: Long-Term Cumulative Return  *  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 20 April 2016  Annual Shareholders MeetingOglebay Park, Wheeling, WV